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                                                                   EXHIBIT 10.22


                            STOCK PURCHASE AGREEMENT

                         OWNERS CLUB AT TELLURIDE, INC.

         THIS STOCK PURCHASE AGREEMENT (this "AGREEMENT") is made and entered into as of the 4th day of September, 2001 (the "EFFECTIVE DAY"), by and between THE OWNERS CLUB, INC., a Delaware corporation (the "SELLER"), and TELLURIDE 2001 HOLDINGS, LLC, a Delaware limited liability company (the "PURCHASER").

                                   RECITALS:

         A. The Seller is the sole shareholder of all of the capital stock (the "SHARES") of Owners Club at Telluride, Inc., a Colorado corporation ("OCT").

         B. OCT is a member, majority equity holder and operating manager of The Telluride Club Mountain Village, L.L.C., a Nevada limited liability company ("TELLURIDE CLUB").

         C. Telluride Club owns real property, condominium units, club facilities and personal property located in San Miguel County, Colorado (collectively, the "PROPERTY") for the operation of a residential time-share project commonly known as "The Owners Club at Telluride" (the "PROJECT").

         D. The Seller desires to sell and the Purchaser desires to purchase the Shares upon and subject to the terms and conditions hereinafter set forth.

         NOW THEREFORE, in consideration of the mutual representations and agreements set forth in this Agreement, the Seller and the Purchaser hereby agree as follows.

Section 1. PURCHASE AND SALE OF STOCK

         1.1. Sale of Shares to Purchaser. Subject to the terms and conditions of this Agreement, the Seller agrees to sell to the Purchaser and the Purchaser agrees to purchase from the Seller, the Shares for an aggregate purchase price of One and No/100 Dollar ($1.00) (the "PURCHASE PRICE").

         1.2. Closing; Payment and Delivery. Payment for and delivery of the certificates evidencing the Shares to be sold to the Purchaser (the "CLOSING") shall be consummated September 4, 2001 and the Purchaser (the "CLOSING DATE") at such place designated by the Seller. At the Closing; the Purchaser will deliver to the Seller the Purchase Price.

Section 2. PURCHASER'S OBLIGATIONS AT CLOSING. At the Closing, the Purchaser shall satisfy the following obligations, any of which may be waived by the Seller in writing:

         2.1. Payment of Purchase Price. At the Closing, the Purchaser shall pay the Seller the Purchase Price.

         2.2. Delivery of Documents. At the Closing, the Purchaser shall have delivered to the Seller fully executed originals of each of the following:

                  (a) an indemnification agreement in the form attached hereto as Exhibit A (the "INDEMNIFICATION AGREEMENT"); and


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                  (b) a management agreement in the form attached hereto as
         Exhibit B (the "MANAGEMENT AGREEMENT").

         2.3. Corporate Proceedings. The Purchaser shall deliver to the Seller documents necessary to evidence, to Seller's satisfaction, that all corporate and other proceedings required to be taken by the Purchaser in connection with the Closing and all documents incident thereto have been completed by the purchaser.

Section 3. SELLER'S OBLIGATIONS AT CLOSING. At the Closing, the Seller shall satisfy the following obligations, any of which may be waived by the Purchaser in writing:

         3.1. Corporate Proceedings. The Seller shall deliver to the Purchaser documents necessary to evidence, to Purchaser' satisfaction, that all corporate and other proceedings required to be taken by the Seller in connection with the Closing and all documents incident thereto have been completed by the Seller.

         3.2. Delivery of Documents. At the Closing, the Seller shall have delivered to the Purchaser each of the following:

                  (a) resolutions approved by the Board of the Seller approving the transactions contemplated by this Agreement;

                  (b) a Stock Power, transferring the Shares from the Seller to Purchaser;

                  (c) original stock certificate number 1 representing a total of 1,000 shares of common stock of OCT;

                  (d) the Indemnification Agreement;

                  (e) the Management Agreement; and

                  (f) an assignment of interest agreement in the form attached hereto as Exhibit C (the "ASSIGNMENT OF INTEREST").

Section 4. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller hereby represents and warrants to the Purchaser as of the date hereof that:

                  4.1. Organization and Qualification. The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

                  4.2. Power. The Seller has all requisite legal power to (i) enter into this Agreement, (ii) sell and transfer the Shares to Purchaser, and (iii) carry out and perform its other obligations under the terms hereof.

                  4.3. Capitalization. The authorized capital stock of OCT consists of 1,000 shares of common stock, $1.00 par value, of which 1,000 shares are designated by certificate number 1, which is issued in the name of Seller. Prior to giving effect to the transactions contemplated by this Agreement, all of the capital stock of OCT which is issued and outstanding was owned of record by Seller.

                  4.4. Corporate Authorizations. All corporate action on the part of the Seller and its directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the


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consummation of the transactions contemplated hereby, and for the sale and delivery of the Shares has been taken. This Agreement is a legal, valid and binding obligation of the Seller, enforceable in accordance with its respective terms.

     4.5. Validity of Securities. Except for liens, claims or encumbrances created by or through the Purchaser or restrictions generally imposed by applicable laws, the Shares, when sold and delivered in accordance with the terms of this Agreement against payment therefor, will be duly and validly issued and free and clear of all liens, claims and encumbrances.

     4.6. Fees and Commissions. The Seller has not retained any finder, broker, agent, financial adviser or other intermediary in connection with the transactions contemplated by this Agreement, and the Seller does not owe any such fees to any person in connection therewith.

Section 5. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company as of the date hereof that:

     5.1. Organization; Power; Authority. The Purchaser is duly organized and validly existing under the laws of the state of its formation with the requisite legal power and authority to own its property and to carry on its business as currently conducted. The Purchaser has all requisite legal power and authority to enter into this Agreement and to carry out and perform its obligations under the terms hereof. All action on the part of the Purchaser necessary for the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been taken.

     5.2. Fees and Commissions. The Purchaser has not retained any finder, broker, agent, financial advisor or other intermediary in connection with the transactions contemplated by this Agreement, and the Purchaser does not owe any such fees to any person in connection therewith.

     5.3. Access to Information and Lack of Registration. The Purchaser acknowledges that (i) it has been afforded the opportunity to ask such questions as the Purchaser has deemed necessary of, and to receive answers from, representatives of the Seller concerning the Shares, OCT, the Telluride Club and the Project; (ii) it has been afforded access to information about OCT, the Telluride Club and the Project including the financial condition, results of operations, business, properties, management and prospects sufficient to enable the Purchaser to evaluate the investment in the Shares, OCT, the Telluride Club and the Project; (iii) it has been afforded the opportunity to obtain such additional information that the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to an investment in OCT, the Telluride Club and the Project, and (iv) the Shares have not been and will not be registered under the U.S. Securities Act of 1933, and may not be offered or sold in the United States or to any U.S. person unless such securities have been registered under the Securities Act of 1933 or an exemption from the registration requirements thereof is available.

     5.4. Accredited Investor. The Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933.

     5.5. Sophistication and Economic Risk. The Purchaser has (i) either alone or together with the Purchaser's representatives, such knowledge, sophistication, and experience in business, real estate, investment and financial matters and in evaluating and investing in common stock of privately held companies, so as to be capable of evaluating the merits and risks of an investment in the Shares to be acquired by the Purchaser hereunder, (ii) evaluated the merits and risks of an investment in OCT, and (iii) the ability to bear the economic risk of loss of its entire investment in OCT.


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        5.6.    Certificate Legend. It is agreed and understood by the Purchaser that the certificate representing the Shares acquired by the Purchaser hereunder will conspicuously set forth on the face or back thereof a legend in substantially the following form:

                "The shares represented by this certificate have not been registered under the Securities Act of 1933 or any other applicable Federal or state securities laws, and thus may not be transferred unless registered under the Securities Act of 1933 and such other laws or unless an exemption from registration is available."

Section 6.      POST-CLOSING AGREEMENTS.

        6.1     Claims Regarding Telluride Club Members.

                (a) To the fullest extent permitted by law, Seller hereby absolutely and unconditionally indemnifies and agrees to defend and hold harmless Purchaser and its officers, directors, partners, members, employees and agents, and their respective successors and assigns (collectively, the "INDEMNIFIED PARTIES" and individually, an "INDEMNIFIED PARTY") from and against any and all demands, claims, actions or causes of action, assessments, expenses, costs, damages, losses, liabilities (including legal, witness and expert fees and expenses), judgments, taxes of any nature whatsoever, contingent or otherwise, and/or penalties (collectively, "DAMAGES"), which may or shall at any time be asserted against, imposed upon, or incurred or suffered by any Indemnified Party, directly or indirectly, by reason of, resulting from or in connection with any claims, allegations or assertions made or raised by or on behalf of any of the minority members of Telluride Club and/or their respective principals, subsidiaries, officers, directors, partners, members, employees and agents, and their respective successors and assigns for, because of or relating to the consummation of the transaction contemplated by this Agreement or any act or omission of any kind whatsoever occurring on or before the Effective Date (each, a "MEMBER CLAIM" and collectively the "MEMBER CLAIMS"). THE FOREGOING INDEMNITY SHALL APPLY AND BE EFFECTIVE EVEN IF THE INDEMNIFIED PARTY IS FOUND OR DEEMED TO BE NEGLIGENT OR STRICTLY LIABLE.

                (b) In the event Purchaser assigns, sells or otherwise transfers the Shares to a third party as part of an arms length transaction (as opposed to an assignment for the benefit of creditors or any other involuntary transfer) and at Purchaser's written request, Seller hereby agrees to absolutely and unconditionally indemnify and defend and hold harmless Purchaser's transferee from and against any and all Member Claims. At Purchaser's written request, Seller shall execute a separate indemnification agreement to evidence the agreement in this
        Section 6.1(b).

        6.2     Dopplemayr Transport System.

                (a) At Purchaser's request, Seller shall assist Purchaser in negotiating the development and the construction of a Dopplemayr access cross lift system (or some other alternative transport system) that will facilitate access between the facility and the ski mountain (collectively, the "DOPPLEMAYR"). Purchaser shall reimburse Seller for its reasonable, out-of-pocket expenses related to Seller's assistance with the development and construction of the Dopplemayr.

                (b) Bank Midwest holds $300,000 in escrow for construction costs for the Dopplemayr (the "DOPPLEMAYR ESCROW"). Telluride Club has been in discussions with Tristant, LLC to share equally the costs of constructing the Dopplemayr, and such parties contemplate


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         entering into a construction contract (the "DOPPLEMAYR CONTRACT") with a third party (the "CONTRACTOR") to perform the construction. Seller agrees to make a contribution of up to $75,000 towards the payment of one-half of the costs incurred under the Dopplemayr Contract in excess of $600,000 (the "CLUB'S EXPRESS CONSTRUCTION COSTS"), subject to and upon the following terms and conditions:


                           (i) the entire $300,000 in the Dopplemayr Escrow
                  shall have been disbursed for payments due under the Dopplemayr Contract and an aggregate of $600,000 shall have been paid to Contractor under the Dopplemayr Contract;

                           (ii) OCT and/or its designee shall have assumed
                  liability or otherwise agreed to pay for the Club's Excess Construction Costs;

                           (iii) Seller shall have received reasonably detailed
                  bills or invoices evidencing all construction costs under the Dopplemayr Contract in excess of $600,000; and

                           (iv) payment of Seller's contribution shall be made
                  directly to Contractor within thirty (30) days after Seller's receipt of the bills or invoices required under clause (iii) above.


         At OCT's request, Seller agrees to execute a separate agreement to evidence the rights of OCT's designee to receive the payment described in this Section 6.2(b).

                  (c) To the fullest extent permitted by law, Seller hereby absolutely and unconditionally indemnifies and agrees to defend and hold harmless the Indemnified Parties from and against any and all Damages, which may or shall at any time be asserted against, imposed upon, or incurred or suffered by any Indemnified Party, directly or indirectly, by reason of, resulting from or in connection with allegations, assertions or claims by Project time-share owners who purchased their time-share interests on or before the Effective Date for, because of or relating to the failure to complete the Dopplemayr on or before the earlier of (i) the actual date of completion of the Dopplemayr or (ii) September 4, 2002.

                  (d) In the event Purchaser assigns, sells or otherwise transfers the Shares to a third party as part of an arms length transaction (as opposed to an assignment for the benefit of creditors or any other involuntary transfer) and at Purchaser's written request, Seller hereby absolutely and unconditionally indemnifies and agrees to defend and hold harmless the Purchaser's assignee from and against any and all Damages, which may or shall at any time be asserted against, imposed upon, or incurred or suffered by any Indemnified Party, directly or indirectly, by reason of, resulting from or in connection with assertions or claims by Project time-share owners because of or relating to the failure to complete the Dopplemayr on or before the earlier of (i) the actual date of completion of the Dopplemayr or (ii) one year following the transfer of the Shares by Purchaser to Purchaser's transferee. At Purchaser's written request, Seller shall execute a separate indemnification agreement to evidence the agreement in this Section 6.2(d).

         6.3 Indemnification Procedure. After receipt by the Purchaser of notice of an assertion or commencement of the Member Claims or the Dopplemayr Claims, the Purchaser shall, if a claim in respect thereof is to be made against Seller, give written notice to Seller of the assertion or commencement thereof. The Purchaser may assume the defense of the Member Claims or the Dopplemayr Claims with counsel of its choice, at the expense of Seller. However, upon the Purchaser's


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request, Seller, at its sole expense, shall assume the defense with counsel reasonably satisfactory to the Purchaser. If Seller does not assume (or fails to assume) the defense of the Member Claims or the Dopplemayr Claims, the Purchaser shall be entitled to assume the defense of such Cause of Action with counsel of its own choice, at the expense of Seller. If the Member Claims or the Dopplemayr Claims are asserted against both Seller and the Purchaser and there is a conflict of interests, which renders it inappropriate for the same counsel to represent both Seller and the Purchaser, Seller shall be responsible for paying for separate counsel for the Purchaser. If Seller elects to assume the defense of the Member Claims or the Dopplemayr Claims, no compromise or settlement thereof may be effected by Seller without the Purchaser's written consent (which shall not be unreasonably withheld) unless the sole relief provided is monetary damages that are paid in full by Seller. Seller shall have no liability with respect to any compromise or settlement effected without its written consent (which shall not be unreasonably withheld).

         6.4. Assignment of Claims and Causes of Action. At Seller's request, Purchaser shall cause Telluride Club to execute an Assignment of Claims and Causes of Action in the form attached hereto as Exhibit D, which evidences a transfer of Telluride Club's claims and obligations related to the current construction litigation affecting Telluride Club and the Project.

         6.5. Capital Contribution. Purchaser and Seller acknowledge that prior to the transfer of the Shares to Purchaser, Seller has committed to contribute a total of $622,987 to OCT, such funds to be used for working capital and other expenses associated with the Project. The contribution is payable in two installments: the first installment due September 4, 2001 in the amount of $322,987 and a second installment due September 28, 2001 in the amount of $300,000. Seller acknowledges its obligations to pay the second installment of the capital contribution no later than September 28, 2001.

         6.6. Survival of Section 6. All provisions of this Section 6 shall survive the execution and delivery of this Agreement and the sale and delivery of the Shares.

Section 7. MISCELLANEOUS

         7.1. Trade Name. Purchaser acknowledges that Seller, or its affiliates, owns the trade name and symbols of "Owners Club" and "Owners Club at Telluride" and such trade name is not being transferred to Purchaser or to Telluride Club.

         7.2. Amendment and Waiver. This Agreement shall not be altered, amended or supplemented except by written agreement signed by both parties. Any waiver of any term, covenant, agreement or condition contained in this Agreement shall not be deemed a waiver of any other term, covenant, agreement or condition, and any waiver of any default in any such term, covenant, agreement or condition shall not be deemed a waiver of any later default thereof or of any default of any other term, covenant, agreement or condition.

         7.3. Representations and Warranties to Survive Closing; Indemnification; Remedies. All representations, warranties and covenants contained herein or made in writing by the Seller or the Purchaser in connection herewith shall survive the execution and delivery of this Agreement and the sale and delivery of the Shares. Each party hereto agrees to indemnify the other for any and all claims, losses, expenses, liabilities or other damages, including reasonable attorneys' fees that the party has incurred by reason of the breach by the other party of any representation, warranty, covenant or agreement contained herein.

         7.4. Facsimile Signature. This Agreement shall be deemed duly executed by the Seller upon the delivery of this Agreement (including executed signature page) by facsimile transmission to the


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Purchaser or by hand delivery of a signed original to the Purchaser. This
Agreement shall be deemed duly executed by the Purchaser upon the delivery of this Agreement (including executed signature page) by facsimile transmission to the Seller or by hand delivery of a signed original to the Seller.

        7.5. Severability. The invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity, legality or enforceability of the remainder hereof in such jurisdiction or the validity, legality or enforceability hereof, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

        7.6. Successors and Assigns. All representations, warranties, covenants and agreements of the parties contained in this Agreement or made in writing in connection herewith, shall, except as otherwise provided herein, be binding upon and inure to the benefit of their respective successors and permitted assigns.

        7.7. Notices. All communications in connection with this Agreement shall be in writing and shall be deemed properly given and received if hand delivered or sent by telecopier (provided that such communication is sent during normal business hours of the intended recipient) or by federal express or other nationally recognized courier service with adequate evidence of delivery:

         to the Seller, at:
                                   THE OWNERS CLUB INC.
                                   3030 LBJ Freeway Suite 700
                                   Dallas, Texas USA 75234-7703
                                   Fax: (972) 888-7717
                                   Attention: General Counsel

         to the Purchaser, at:
                                   TELLURIDE 2001 HOLDINGS, LLC
                                   3030 LBJ Freeway Suite 700
                                   Dallas, Texas USA 75234-7703
                                   Fax: (214) 888-7583
                                   Attention: President

         with a copy to:
                                   Munsch Hardt Kopf & Harr, P.C.
                                   1445 Ross Avenue, Suite 4000
                                   Dallas, Texas USA 75202
                                   Fax: (214) 855-7584
                                   Attention: John C. Rutherford, Esq.

or such other addresses or persons as the recipient shall have designated to the sender by a written notice given in accordance with this Section 7.7.

        7.8. Governing Law; Venue; Binding Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas (without regard to conflicts of laws principles) and the United States of America, and all obligations hereunder shall be performable in Dallas County, Texas USA (provided, that the Closing and the obligations to be performed at the Closing may be performed at such time and place as agreed to by the undersigned parties). The undersigned party does hereby expressly renounce and waive the right to claim any other privilege, jurisdiction, domicile or venue. THE PARTIES HERETO AGREE THAT ANY DISPUTES BETWEEN THEM RELATING TO THIS AGREEMENT, OR THE


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BREACH HEREOF, WILL BE SUBJECT TO BINDING ARBITRATION IN ACCORDANCE WITH THE
PROVISIONS OF THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION (THE "RULES"), and that judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration shall be heard before one arbitrator selected in accordance with the Rules. The Rules then in effect shall be applied. The parties agree to conduct the arbitration in Dallas, Texas, or another mutually agreed upon location.

         7.9. Construction and Representation. The parties understand and acknowledge that they have each been represented by legal counsel in connection with the preparation, execution and delivery of this Agreement. This Agreement shall not be construed against any party for having drafted it.

         7.10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same Agreement.


                             [SIGNATURES TO FOLLOW]


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.


                                        THE PURCHASER:

                                        TELLURIDE 2001 HOLDINGS, LLC,
                                        a Delaware limited liability company



                                        By: /s/ JEFFREY P. MAYER
                                            -----------------------------------
                                            Name: Jeffrey P. Mayer
                                                  -----------------------------
                                            Title: Executive Vice President
                                                   ----------------------------


                                        THE SELLER:

                                        THE OWNERS CLUB, INC.,
                                        a Delaware corporation



                                        By: /s/ TOM BENNISON
                                            -----------------------------------
                                            Name: Tom Bennison
                                                  -----------------------------
                                            Title: Senior Vice President
                                                   ----------------------------


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